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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): April 13, 2007

                             CHANCELLOR GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

                 Nevada             000-30219           87-0438647
     (State or Other Jurisdiction  (Commission      ( I.R.S. Employer
           of Incorporation)       File Number)     Identification No.)

           216 South Price Road, Pampa, TX                79065
      (Address of Principal Executive Offices)          (Zip Code)

       Registrant's telephone number, including area code: (806) 688-9697

             40 Highway 95 ALT, S Suite 7, Silver Springs, NV 89104 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d -2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e -4(c))

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

ITEM 1.01. Entry into a Material Definitive Agreement.

On April 16, 2007, Chancellor Group, Inc. ("we", "us", "Chancellor" or the "Company") closed an acquisition of assets from Caldwell Production Company, Inc. ("Caldwell"), consisting of 48 mineral leases (the "Caldwell Leases") with 631 wells, and in addition purchased an office warehouse facility, equipment consisting of ten pickup trucks, two pulling rigs, a backhoe, a 1.5 ton winch truck and an 80 bbl water truck (the "Caldwell Equipment", and collectively with the Caldwell Leases the "Caldwell Assets"). We executed two purchase agreements with Caldwell--a Purchase and Sale Agreement, dated as of April 9, 2007, by and between our wholly-owned subsidiary Gryphon Production Company, LLC ("Gryphon Production") and Caldwell, for the purchase of the mineral leases (the "Lease Purchase Agreement"), and a Purchase and Sale Agreement, dated as of April 16, 2007, by and between our wholly-owned subsidiary Gryphon Field Services Company, LLC and Caldwell for the purchase of the equipment (the "Equipment Purchase Agreement"). The purchase price for the mineral leases was $5,000,000, and for the equipment $291,500. The oil and natural gas leases purchased are on approximately 8,000 acres in Gray and Carson Counties, Texas.

We also entered into financing agreements, as described below under Item 2.03.

FOR THE FULL TERMS OF THE PURCHASE AND SALE AGREEMENTS WITH CALDWELL, PLEASE REFER TO THE COPIES OF THOSE AGREEMENTS FILED AS EXHIBITS 10.5 AND 10.6 TO THIS REPORT.

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Western National Bank Loan Agreement

            On April 13, 2007, we closed on a Loan Agreement with Western National Bank ("WNB"), Midland, Texas, for a $5,000,000 senior loan facility (the "WNB Loan Agreement"). At the closing of the purchase of the Caldwell Assets, we drew down $2.3 million under the WNB Loan Agreement and issued a Multiple Advance Term Promissory Note to Western National Bank in the amount of $2,300,000. Amounts advanced under the WNB Loan Agreement are secured pursuant to a first priority Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement on the Caldwell Leases. The interest rate under the WNB Loan Agreement is a variable rate equal to the prime rate as defined in this Agreement plus 2%, but in no event to be less than 9.25%, and not higher than the highest lawful rate as defined in this agreement.

CapWest Resources Loan Agreement

            On April 13, 2007, we also entered into a Loan Agreement with CapWest Resources, Inc. ("CapWest"), Midland, Texas, for an advancing line of credit/term loan facility (the "CapWest Loan Agreement"). At the closing of the purchase of the Caldwell Assets, we drew down under this facility $2,700,000 for the balance of the purchase price of the Caldwell Leases, $291,500 for the Caldwell equipment, $111,000 for bank fees, legal expenses and associated costs, and $130,000 for initial working capital. We issued to CapWest Resources, Inc. our Advancing Line of Credit/Term Note at such closing to cover the above advances. The interest rate under the CapWest Loan Agreement is a variable rate equal to the prime rate as defined in this Agreement plus 4%, but not higher than the highest lawful rate as defined in this Agreement.

            Under the CapWest Loan Agreement, CapWest has a 2% overriding royalty interest in the Leases. After the payout of CapWest's loan, or in the event that the Company is sold, this overriding royalty interest will convert to a 15% net revenue interest in the Leases. This interest may be purchased by us under a formula specified in this Agreement.

            At the closing of the purchase of the Caldwell Assests, pursuant to an Agreement to Issue Warrants, dated April 13, 2007 (the "CapWest Warrant Agreement"), we also issued CapWest a warrant to purchase 2,000,000 shares of our common stock, at a purchase price of $0.001 per share, which warrant is exercisable at any time up to April 13, 2012. CapWest has a put option (the "Put Option") during the period beginning on the first to occur of the following dates (a) the second anniversary of the CapWest Loan Agreement; or (b) the date when the Company shall have paid CapWest's loan in full to put the CapWest warrants to the Company for repurchase at an exercise price of $1,000,000.

FOR THE FULL TERMS OF THE WNB AND CAPWEST LOAN AGREEMENTS, OF OUR NOTES ISSUED TO WNB AND CAPWEST AND OF THE CAPWEST WARRANT AGREEMENT, PLEASE REFER TO THE COPIES OF THOSE AGREEMENTS AND NOTES FILED AS EXHIBITS 10.7 THROUGH 10.11 TO THIS REPORT.

ITEM 3.02. Unregistered Sales of Equity Securities

      The following table sets forth the sales of unregistered securities since the Company's last report filed under this item.

                                                                  Principal     Total Offering Price/
Date             Title and Amount  (1)      Purchaser            Underwriter   Underwriting Discounts
-----------------------------------------------------------------------------------------------------
April 16, 2007   Warrant to purchase        CapWest Resources,        NA               $-/NA
                 2,000,000 shares of        Inc.
                 common stock at any
                 time on and after April
                 9, 2012, at an exercise
                 price of $.001 per share
-----------------------------------------------------------------------------------------------------
October, 2006    1,000,000 shares of        Corporate Officer         NA                $-/NA
                 common stock
-----------------------------------------------------------------------------------------------------
April 18, 2007   2,037,751 shares of        Corporate Officer
                 common stock
-----------------------------------------------------------------------------------------------------

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of Officers and Election of Directors

As authorized at a previous meeting of the Board of Directors of the Company, effective April 16, 2007, Mr. Robert Gordon resigned as our Chief Executive Officer and Mr. Bradley W. Fischer was appointed as our President and Chief Executive Officer and was elected a director of the Company to fill a vacancy on the Board. At this Board meeting, effective also April 16, 2007, Alan M. Wright was appointed as our Executive Vice President, Chief Financial Officer, Treasurer and Secretary, and Peter Harris was elected as a director to fill a vacancy on the Board of Directors.

Mr. Fischer, age 60, received a B.S.M.E. degree from the University of Nebraska in 1972, and completed the Program for Management Development from Harvard Graduate School of Business in 1991. Mr. Fischer is a registered professional engineer and has been a petroleum consultant since 2002, providing strategic evaluation services to independent oil companies considering international investment programs, evaluating domestic assets for acquisition and arranging financial backing for start-up companies in the U.S. From 1997 to 2002, he was President and Chief Executive Officer of CMS Oil and Gas Company. Prior thereto, Mr. Fischer held positions with Ashland Exploration, Inc., his final position being Senior Vice President (International and Gulf of Mexico), and with Mitchell Energy Corporation, Tenneco Oil Company and Texaco, Inc.

Mr. Wright, age 62, earned his Bachelor of Science degree in Economics from Cornell University in 1969. He has also completed post-graduate studies in Accounting at the University of West Florida and Stanford University's
Executive Management Program in 1982. From 2002 to 2005, he was Senior Vice President - Administrative and Financial Operations and Chief Financial Officer, at Aastrom Biosciences, and served as a director of that company from 2000 to 2005. Prior thereto, from 1991 to 2002, he was Executive Vice President and Chief Financial and Administrative Officer of CMS Energy Corporation and its principal subsidiary, Consumer's Energy.

Peter Harris, age 54, has a Bachelor of Business Administration degree from the Royal Melbourne Institute of Technology University and is completing his Master's of Business Administration at the same university. He is Executive Director of the Uranium Club of Australia, a member of the Advertising Federation of Australia and has been a director of Recycle (Australia) since 1996. He is currently overseeing the planning and implementation of exploration for metals under an exploration license issued by Minerals Tasmania, the minerals arm of the Tasmanian Government in Australia, and is currently in charge of strategy and development for a Melbourne-based investor relations firm specializing in publicly-traded oil and gas companies.

Executive Employment Agreement

On April 18, 2007, our Board of Directors ratified an employment letter effective April 16, 2007, with Bradley Fischer, our President and Chief Executive Officer that provides for an initial salary of $300,000 per annum and issuance to Mr. Fischer of an aggregate of 3,037,751 shares of common stock. In the event of a change in control of the Company during the term of the agreement, and Mr. Fischer's employment be terminated as a result of this change of control, he would be entitled to three years' salary, three years' bonuses, if any, at 100%, full vesting in any stock not vested, three years medical insurance coverage and tax re-payment if any of the total package falls under some kind of excess taxation penalty.

FOR THE FULL TERMS OF THE ABOVE EMPLOYMENT LETTER AGREEMENT, PLEASE REFER TO THE COPY OF THIS AGREEMENT FILED AS EXHIBIT 10.12 TO THIS REPORT.

ITEM 5.05. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

(a) On April 18, 2007, our Board of Directors adopted The Chancellor Group and Gryphon Production Code of Conduct, which is filed as an exhibit with this report.

(b) In addition, our Board of Directors approved a waiver of Section 8-Conflicts of Interest- of our Code of Conduct so as to permit the hiring of an oilfield consultant related to our Chief Executive Officer.

ITEM  7.01. Regulation FD Disclosure.

                 DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

Throughout this report, we make statements that may be deemed "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, that address activities, events, outcomes and other matters that Chancellor plans, expects, intends, assumes, believes, budgets, predicts, forecasts, projects, estimates or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. These forward-looking statements are based on management's current belief, based on currently available information, as to the outcome and timing of future events. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements in this report.

We caution you that these forward-looking statements are subject to all of the risks and uncertainties, many of which are beyond our control, incident to the exploration for and development, production and sale of oil and gas. These risks include, but are not limited to, commodity price volatility, inflation, lack of availability of goods and services, environmental risks, operating risks, regulatory changes, the uncertainty inherent in estimating proved oil and natural gas reserves and in projecting future rates of production and timing of development expenditures and other risks described herein.

Acquisition of Caldwell Oil and Gas Assets

On April 16, 2007, we closed the acquisition of assets from Caldwell, consisting of 48 mineral leases with 631 wells, of which approximately 100 are producing wells and 531 inactive well bores equipped with necessary production equipment, and related operating facilities and equipment including an office warehouse facility, ten pickup trucks, three pulling rigs, a backhoe, a winch and a water truck. The purchase price for the mineral leases was $5,000,000, and for the equipment $291,000.

The oil and natural gas leases purchased are on approximately 8,000 acres in Gray and Carson Counties, Texas, with a well spacing of 10 acres, and are in the Panhandle Field, discovered in 1920. This field produces from Pennsylvanian and Permian age granite wash and brown dolomite. The field covers 200,000 acres in eight Texas counties.

Our estimated proved developed producing reserves are 750,000 barrels oil equivalent. The current production from our producing wells is approximately 3,000 barrels per month and approximately 4,000 mcf of natural gas per month. Our wells produce 40 gravity West Texas Intermediate crude oil and 1,600 - 2,400 btu/scf natural gas.

Our primary focus is will be to operate our properties and to restore 10-20 wells per month to production. A typical well restoration we estimate will cost $2,500 to $5,000. To supplement our growth, we may also consider mergers and acquisitions, although we have no acquisitions contemplated or under discussion at this time.

Industry and economic factors

In managing our business we must deal with many factors inherent in our industry. First and foremost is wide fluctuation of oil and gas prices. Oil and gas markets are cyclical and volatile, with future price movements difficult to predict. While our revenues are a function of both production and prices, wide swings in prices often have the greatest impact on our results of operations.

Our operations entail significant complexities. Advanced technologies requiring highly trained personnel are utilized in restoration of wells and production. The oil and gas industry is highly competitive. We compete with major and diversified energy companies, independent oil and gas companies, and individual operators. In addition, the industry as a whole competes with other businesses that supply energy to industrial, commercial, and residential end users.

Approach to Our business

Implementation of our business approach relies on our ability to fund ongoing development projects with cash flow provided by operating activities and external sources of capital.

Critical accounting policies and estimates

The process of estimating quantities of oil and gas reserves is complex, requiring significant decisions in the evaluation of all available geological, geophysical, engineering and economic data. The data for a given field may also change substantially over time as a result of numerous factors including, but not limited to, additional development activity, evolving production history and continual reassessment of the viability of production under varying economic conditions. As a result, material revisions to existing reserve estimates may occur from time to time. Although every reasonable effort is made to ensure that reserve estimates reported represent the most accurate assessments possible, the subjective decisions and variances in available data for various fields make these estimates generally less precise than other estimates included in the financial statement disclosures.

Risk Factors

Our proved reserve estimates may be inaccurate and future net cash flows are uncertain.

Estimates of proved oil and gas reserves and their associated future net cash flow necessarily depend on a number of variables and assumptions. Among others, changes in any of the following factors may cause estimates to vary considerably from actual results:

o    production rates, reservoir pressure and other subsurface information;

o    future oil and gas prices;

o    assumed effects of governmental regulation;

o    future operating costs;

o future property, severance, excise and other taxes incidental to oil and gas operations;

o    capital expenditures;

o    workover and remedial costs.

Our business depends on oil and natural gas transportation facilities, most of which are owned by others.

The marketability of our oil and natural gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. The unavailability of or lack of available capacity on these systems and facilities could result in the shut-in of producing wells or the delay or discontinuance of development plans for properties. The lack of availability of these facilities for an extended period of time could negatively affect our revenues. Federal and state regulation of oil and natural gas production and transportation, tax and energy policies, changes in supply and demand, pipeline pressures, damage to or destruction of pipelines and general economic conditions could adversely affect our ability to produce, gather and transport oil and natural gas.

Competition in our industry is intense and many of our competitors have greater financial and technological resources.

We operate in the competitive area of oil and gas exploration and production. Many of our competitors are large, well-established companies that have larger operating staffs and significantly greater capital resources than we do.

We are subject to complex laws and regulations that can adversely affect the cost, manner or feasibility of doing business.

Exploration, development, production and sale of oil and gas are subject to extensive Federal, state and local laws and regulations, including complex environmental laws. We may be required to make large expenditures to comply with environmental and other governmental regulations. Failure to comply with these laws and regulations may result in the suspension or termination of our operations and subject us to administrative, civil and criminal penalties. Matters subject to regulation include discharge permits for drilling operations, drilling bonds, spacing of wells, unitization and pooling of properties, environmental protection, and taxation. Our operations create the risk of environmental liabilities to the government or third parties for any unlawful discharge of oil, gas or other pollutants into the air, soil or water. In the event of environmental violations, we may be charged with remedial costs. Pollution and similar environmental risks generally are not fully insurable. Such liabilities and costs could have a material adverse effect on our financial condition and results of operations.

Our business involves many operating risks that may result in substantial losses for which insurance may be unavailable or inadequate.

Our operations are subject to hazards and risks inherent in operating and restoring oil and gas wells, such as fires, natural disasters, explosions, casing collapses, surface cratering, pipeline ruptures or cement failures, and environmental hazards such as natural gas leaks, oil spills and discharges of toxic gases. Any of these risks can cause substantial losses resulting from injury or loss of life, damage to or destruction of property, natural resources and equipment, pollution and other environmental damages, regulatory investigations and penalties, suspension of our operations and repair and remediation costs. In addition, our liability for environmental hazards may include conditions created by the previous owners of properties that we purchase or lease.

We maintain insurance coverage against some, but not all, potential losses. We do not believe that insurance coverage for all environmental damages that could occur is available at a reasonable cost. Losses could occur for uninsurable or uninsured risks, or in amounts in excess of existing insurance coverage. The occurrence of an event that is not fully covered by insurance could harm our financial condition and results of operations.

Our acquisition activities may not be successful, which may hinder our replacement of reserves and adversely affect our results of operations.

Under certain circumstances, we may pursue acquisitions of businesses that complement or expand our current business and acquisition and development of new prospects that complement or expand our prospect inventory. We may not be successful in identifying or acquiring any material property interests, which could hinder us in replacing our reserves and adversely affect our financial results and rate of growth. Even if we do identify attractive opportunities, there is no assurance that we will be able to complete the acquisition of the business or prospect on commercially acceptable terms. If we do complete an acquisition, we must anticipate difficulties in integrating its operations, systems, technology, management and other personnel with our own. These difficulties may disrupt our ongoing operations, distract our management and employees and increase our expenses.

Competition for experienced, technical personnel may negatively impact our operations.

Our exploratory and development drilling success depends, in part, on our ability to attract and retain experienced professional personnel. The loss of any key executives or other key personnel could have a material adverse effect on our operations. In particular, the loss of the services of our chief executive officer, Bradley W. Fischer, could adversely affect our business, revenues and results of operations. As we continue to grow our asset base and the scope of our operations, our future profitability will depend on our ability to attract and retain qualified personnel, particularly individuals with a strong background in geology, geophysics, engineering and operations.

We may not be able to generate enough cash flow to meet our debt obligations, including the WNB and CapWest loans.

Our ability to pay the principal and interest on our long-term debt, the WNB and CapWest loans, and to satisfy our other liabilities will depend upon our future performance and our ability to repay or refinance our debt as it becomes due. Our future operating performance and ability to refinance will be affected by economic and capital markets conditions, our financial condition, results of operations and prospects and other factors, many of which are beyond our control. Our ability to meet our debt service obligations may also be affected by changes in prevailing interest rates, as borrowings under our existing senior and subordinated credit facilities bear interest at floating rates. If we are unable to service our indebtedness and fund our operating costs, we will be forced to adopt alternative strategies that may include:

o    reducing or delaying capital expenditures;

o    seeking additional debt financing or equity capital;

o    selling assets; or

o    restructuring or refinancing debt.

We may be unable to complete any such strategies on satisfactory terms, if at all. Our inability to generate sufficient cash flows to satisfy our debt obligations, or to refinance our indebtedness on commercially reasonable terms, would materially and adversely affect our financial condition and results of operations and our ability to satisfy our obligations under our credit facilities.

Item 9.01.  Financial Statements and Exhibits.

      (d)   Exhibits.

--------------------------------------------------------------------------------
Exhibit No.   Description
--------------------------------------------------------------------------------
  10.5        Purchase and Sale Agreement, dated as of April 16, 2007, by and between Gryphon Production Company, LLC and Caldwell Production
              Company.
--------------------------------------------------------------------------------
  10.6        Purchase and Sale Agreement, dated as of April 16, 2007, by and between Gryphon Field Services, LLC and Caldwell Production
              Company.
--------------------------------------------------------------------------------
  10.7        Loan Agreement, dated April 13, 2007, by and among the Company,
              Gryphon Production Company, LLC, and Gryphon Field Services
              Company, LLC, as borrowers, and Western National Bank, as lender.
--------------------------------------------------------------------------------
  10.8        Form of Multiple Advance Term Promissory Note issued by the
              Company pursuant to the Western National Bank Loan Agreement.
--------------------------------------------------------------------------------
  10.9        Loan Agreement, dated April 13, 2007, by and among the Company,
              Gryphon Production Company, LLC, and Gryphon Field Services, LLC,
              as borrowers, and CapWest Resources, Inc., as lender.
--------------------------------------------------------------------------------
  10.10       Form of Multiple Advance Term Promissory Note issued by the
              Company pursuant to the CapWest Resources, Inc. Loan Agreement.
--------------------------------------------------------------------------------
  10.11       Agreement to Issue Warrants, dated April 13, 2007, between the
              Company and CapWest Resources, Inc.
--------------------------------------------------------------------------------
  10.12       Employment Letter Agreement, effective April 16, 2007, between the Company and Bradley W. Fischer.
--------------------------------------------------------------------------------
   14         The Chancellor Group and Gryphon Production Code of Conduct.
--------------------------------------------------------------------------------

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        CHANCELLOR GROUP, INC.


                                       By /s/ Alan M. Wright
                                         ---------------------------------------
                                         Alan M. Wright, Chief Financial Officer

                                         Date: April 20, 2007

                                  EXHIBIT INDEX

Exhibit No.   Description
--------------------------------------------------------------------------------
  10.5        Purchase and Sale Agreement, dated as of April 16, 2007, by and between Gryphon Production Company, LLC and Caldwell Production
              Company.
--------------------------------------------------------------------------------
  10.6        Purchase and Sale Agreement, dated as of April 16, 2007, by and between Gryphon Field Services, LLC and Caldwell Production
              Company.
--------------------------------------------------------------------------------
  10.7        Loan Agreement, dated April 13, 2007, by and among the Company,
              Gryphon Production Company, LLC, and Gryphon Field Services
              Company, LLC, as borrowers, and Western National Bank, as lender.
--------------------------------------------------------------------------------
  10.8        Form of Multiple Advance Term Promissory Note issued by the
              Company pursuant to the Western National Bank Loan Agreement.
--------------------------------------------------------------------------------
  10.9        Loan Agreement, dated April 13, 2007, by and among the Company,
              Gryphon Production Company, LLC, and Gryphon Field Services, LLC,
              as borrowers, and CapWest Resources, Inc., as lender.
--------------------------------------------------------------------------------
  10.10       Form of Multiple Advance Term Promissory Note issued by the
              Company pursuant to the CapWest Resources, Inc. Loan Agreement.
--------------------------------------------------------------------------------
  10.11       Agreement to Issue Warrants, dated April 13, 2007, between the
              Company and CapWest Resources, Inc.
--------------------------------------------------------------------------------
  10.12       Employment Letter Agreement, effective April 16, 2007, between the
              Company and Bradley W. Fischer.
--------------------------------------------------------------------------------
   14         The Chancellor Group and Gryphon Production Code of Conduct.
--------------------------------------------------------------------------------